UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2007

Woodward Governor Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 E. Drake Road, Fort Collins, Colorado		80525
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	970-482-5811

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2007, Woodward Governor Company (the "Company") granted stock option awards for fiscal 2008 under the Company’s 2006 Omnibus Incentive Plan (the "2006 Plan") to Mr. Thomas A. Gendron, the President and Chief Executive Officer of the Company, Mr. Robert F. Weber, Jr., Chief Financial Officer and Treasurer of the Company, and each of the three most highly compensated executive officers of the Company other than the Chief Executive Officer and the Chief Financial Officer (collectively, the "Named Executive Officers"). The grants of such awards were made as set forth on Exhibit 99.1 hereto with an exercise price of $65.46 per share, the closing price of our common stock on the Nasdaq Global Select Market on November 16, 2007. The form of Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which these awards have been made is set forth on Exhibit 99.2 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On November 16, 2007, the Board of Directors of the Company, upon the recommendation of the Nominating and Governance Committee, approved amendments to Sections 6.1, 6.2 and 6.4 of the Company’s Bylaws to permit the issuance and transfer of both certificated and uncertificated shares of the Company’s common stock. The Board approved such amendments to comply with rules requiring all Nasdaq - listed securities to be eligible to participate in a direct registration system. On such date, the Board of Directors also approved an amendment, which became effective immediately, to Section 4.5 of the Bylaws to conform the responsibilities of the Audit Committee to the Audit Committee Charter. A copy of the Bylaws, as amended, is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Bylaws, as amended, of Woodward Governor Company
99.1 Stock Option Awards to Named Executive Officers for fiscal 2008
99.2 Form of Non-Qualified Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward Governor Company

November 21, 2007	By:	/s/ A. Christopher Fawzy

Name: A. Christopher Fawzy
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws, as amended, of Woodward Governor Company
99.1	Stock Option Awards to Named Executive Officers for fiscal 2008
99.2	Form of Non-Qualified Stock Option Agreement